UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2003

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)	70363 (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 5.     Other Events.

On September 12, 2003, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

(b)     Exhibits.

99	Press release issued by Trico Marine Services, Inc. on September 12, 2003, reporting the adoption of prearranged 10b5-1 stock trading plans, entered into by its Chairman of the Board and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Trevor Turbidy
Trevor Turbidy Vice President and Chief Financial Officer

Dated:     September 12, 2003